Filed by Cardiac Science, Inc.
Pursuant to Rule 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange Act of 1934

Subject Company: Cardiac Science, Inc.
Commission File No. 000-19567

CARDIAC SCIENCE REITERATES CERTAIN KEY TERMS
OF PROPOSED MERGER WITH
QUINTON CARDIOLOGY SYSTEMS

IRVINE, CA (March 28, 2005) . . . Cardiac Science, Inc. (Nasdaq: DFIB), a leading manufacturer of life-saving automatic public-access defibrillators, today responded to stockholder inquiries regarding the terms of its recently announced proposed merger with Quinton Cardiology Systems, Inc. (Nasdaq: QUIN).

About the Post-Merger Ownership:

Immediately following the completion of the proposed merger there will be approximately 22.3 million shares of common stock of the combined company issued and outstanding.

Cardiac Science common stockholders and senior note holders will collectively own approximately 11.4 million shares, or approximately 51.3 percent, of the combined company.

Of these 11.4 million shares, Cardiac Science common stockholders will own approximately 8.6 million shares. As a result of the debt and warrant conversion discussed in more detail below, Cardiac Science’s senior note holders will own approximately 2.8 million shares of the combined company.

Quinton common stockholders will own approximately 10.9 million shares, or approximately 48.7 percent, of the combined company.

These relative ownership amounts are not subject to any adjustments prior to the closing of the proposed merger as a result of changes in the common stock price of either Cardiac Science or Quinton.

About the Elimination of Debt and Warrants:

In connection with the merger and in order to eliminate the outstanding debt and associated warrants in the combined entity, Cardiac Science senior note holders agreed to exchange approximately $61 million in principal and accrued interest owed by Cardiac Science, and warrants to purchase approximately 13.4 million shares of Cardiac Science common stock, in consideration for $20 million in cash and approximately 2.8 million shares of common stock of the combined company.

The number of shares of the combined company to be issued to the senior note holders is based on a Cardiac Science common share price of $1.89 per share.

The terms associated with the elimination of the debt and warrants were fixed concurrently with entering into the merger agreement, and are not adjustable or subject to any adjustments prior to the closing of the proposed merger as a result of changes in the common stock price of either Cardiac Science or Quinton.

Where to Find Copies of the Merger Agreement and Senior Note and Warrant Conversion Agreement

Cardiac Science encourages investors and security holders to carefully review copies of the merger agreement and the senior note and warrant conversion agreement, each of which was filed by Cardiac Science with the Securities and Exchange Commission as an exhibit to Form 8-K filed on March 1, 2005. These documents are available free of charge at the Securities and Exchange Commission’s web site at www.sec.gov and from Cardiac Science by contacting Cardiac Science Investor Relations at (949) 474-4300.

About Cardiac Science

Cardiac Science develops, manufactures and markets a complete line of Powerheart® brand, automated public access defibrillators (AEDs), and offers comprehensive AED/CPR training and AED program management services that facilitate successful deployments. The company makes the Powerheart® CRM®, the only FDA-cleared therapeutic patient monitor that instantly and automatically treats hospitalized cardiac patients who suffer life-threatening heart rhythms. Cardiac Science also manufactures its AED products on a private label basis for other leading medical companies such as Nihon Kohden (Japan), Quinton Cardiology Systems and GE Healthcare. For more information please visit www.cardiacscience.com or call (949) 797-3800.

Where to Find Additional Information about the Merger

Under the terms of the merger agreement, the parties have formed a new corporation, CSQ Holding Company, and two wholly-owned acquisition subsidiaries of CSQ Holding Company that will merge with and into Quinton and Cardiac Science, respectively. As part of the transaction, Quinton will also merge into CSQ Holding Company. Cardiac Science and Quinton intend to cause CSQ Holding Company to file a registration statement on Form S-4 containing a proxy statement/prospectus in connection with the merger transaction.  Investors and security holders are urged to read this filing when it becomes available because it will contain important information about the transaction.  Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at www.sec.gov.   In addition, investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by Cardiac Science by contacting Cardiac Science Investor Relations at (949) 474 4300.  Investors and security holders may obtain free copies of the documents filed with the Securities and Exchange Commission by Quinton by contacting Quinton Investor Relations at (425) 402-2009.

Cardiac Science and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Cardiac Science in connection with the merger.  Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the joint proxy statement/prospectus of Cardiac Science and Quinton described above.  Additional information regarding the directors and executive officers of Cardiac Science is also included in the Cardiac Science’s Annual Report on Form 10-K for the year ended December 31, 2004, which was filed with the Securities and Exchange Commission on March 16, 2005.  This document is available free of charge at the Securities and Exchange Commission’s web site at www.sec.gov and from Cardiac Science by contacting Cardiac Science Investor Relations at (949) 474-4300.

Quinton and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Quinton in connection with the mergers.  Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the joint proxy statement/prospectus of Cardiac Science and Quinton described above.  Additional information regarding these directors and executive officers is also included in Quinton's proxy statement for its 2004 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission on or about April 14, 2004.  This document is available free of charge at the Securities and Exchange Commission’s web site at www.sec.gov and from Quinton by contacting Quinton Investor Relations at (425) 402-2009.

This press release includes forward-looking statements. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology.  Quinton and Cardiac Science have based these forward-looking statements on the current expectations, assumptions, estimates and projections. While Quinton and Cardiac Science believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control.  Certain factors, including those discussed in Quinton's Annual Report on Form 10-K for the year ended December 31, 2004, under the heading “Certain Factors That May Affect Future Results,” and in Cardiac Sciences' Annual Report on Form 10-K for the year ended December 31, 2004, under the heading "Risk Factors," may cause the actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. We do not undertake any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect future events or developments.

Contact:	Matt Clawson (Investors), or	Roderick de Greef
	Len Hall (Media)	Chief Financial Officer
	Allen & Caron Inc	Cardiac Science, Inc.
	(949) 474-4300	(949) 797-3800
	matt@allencaron.com	rdegreef@cardiacscience.com
len@allencaron.com

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